Item 5. Other Events
Item 7. Financial Statements and Exhibits
EXHIBIT 99.1

SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 5, 2001

MRV COMMUNICATIONS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	91311 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (818) 773-0900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events

      On July 5, 2001, Luminent, Inc., registrant’s 92%-owned subsidiary, issued a press release announcing Luminent’s preliminary financial results for the second quarter ended June 30, 2001. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

      99.1  Press Release dated July 5, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 11, 2001

MRV COMMUNICATIONS, INC.

By: /s/ EDMUND GLAZER _________________________________ Edmund Glazer Executive Vice President Finance and Administration and Chief Financial Officer